UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            January 27, 2010
                            ----------------

                      Northern Empire Energy Corp.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-52725                        20-4765268
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                 403-456-2333
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On January 27, 2010, Northern Empire Energy Corp. issued a press release to announce it has acquired 100% of the Petroleum and Natural Gas lease rights on nine sections in the Redwater Region, north-east of Edmonton Alberta, Canada.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1  Press release issued on January 27, 2010 by Northern Empire
      Energy Corp.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Northern Empire Energy Corp.
                               ----------------------------------
                                            Registrant

                                By: /s/ Jeffrey Cocks
                                ------------------------------------
                                Name:   Jeffrey Cocks
                                Title:  President, Chief Financial
                                        Officer and Director


Dated:  January 27, 2010
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